AGREEMENT AND MUTUAL RELEASE

     1. PARTIES. This Agreement is entered into on September 22, 2005 by and between GARY M. SCOTT ("SCOTT"), an individual residing in Munich, Germany, on the one hand, and DERMISONICS, INC. ("DERMISONICS"), a Nevada corporation, on the other hand.

     2. DEFINITIONS. The following terms shall have the meanings set forth below when used in this Agreement:

         2.1 "Agreement" shall mean this Agreement and Mutual Release, together with the exhibits attached hereto.

         2.2 "Claims" shall mean any and all claims, demands, rights, agreements, contracts, options, covenants, representations, warranties, promises, undertakings, actions, suits, causes of action, obligations, controversies, debts, costs, expenses (including but not limited to attorneys' fees), accounts, damages, judgments, losses and liabilities of whatever kind or nature, fixed or contingent, in law, equity or otherwise, whether known or unknown, whether or not apparent or concealed that relate to the conduct of business by DERMISONICS and SCOTT in furtherance of the business and prospects of DERMISONICS and the actions of SCOTT and DERMISONICS relative to such business activities that exist as of the Effective Date.

         2.3 "Dispute" shall mean any controversy, dispute, or claim of whatever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including, but not limited to, any controversy, dispute, or claim based on contract, tort, or any federal, state, or local statute, law, order, ordinance, or regulation, whether seeking equitable or legal relief of any kind or nature.

         2.4 "Effective Date," for accounting and all other purposes, shall mean September 22, 2005.

         2.5 "Note" shall mean that certain Promissory Note dated June 30, 2004 executed by DERMISONICS in favor of SCOTT in the principal amount of $500,000.

         2.6 "Release" shall mean the mutual general releases to be entered into by and between SCOTT, on the one hand, and DERMISONICS, on the other hand.

     3. RECITALS. This Agreement is entered into with reference to the following facts, the truthfulness and accuracy of which the parties hereby acknowledge:

         3.1  DERMISONICS  is  in  default  of  the  Note.


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         3.2  DERMISONICS  owes  SCOTT  $60,000 in accordance with the terms of the Consulting Agreement between the parties dated December 3, 2004 (the "Consulting Fee."

         3.3 A controversy may exist between the parties concerning the Claims; however, neither party has filed a complaint or taken any other court action with respect to such controversy.

     4. ACKNOWLEDGEMENT OF AMOUNTS DUE. SCOTT hereby acknowledges that DERMISONICS owes him, as of the date hereof, a total of $653,880.00 in principal, accrued interest, and extension fees to fully repay the Note. DERMISONICS acknowledges that it owes SCOTT $60,000 for the Consulting Fee, which will be repaid out of the proceeds of the next investment by VEM Aktienbank AG within 24 hours of DERMISONICS receiving good funds from such investment.

     5. WIRE TRANSFER OF AMOUNT DUE. DERMISONICS hereby represents that it will wire $653,880.00 upon the receipt of an executed copy of this Agreement by SCOTT; however, the parties acknowledge that this Agreement will be of no force or effect if DERMISONICS does not wire $653,880.00 to the account designated by SCOTT within 24 hours after the Effective Date.

     6.  MUTUAL  GENERAL  RELEASES.

         6.1 RELEASE OF SCOTT BY DERMISONICS. In consideration of the terms and provisions of this Agreement, DERMISONICS, and each of their officers, directors, employees, successors, heirs, representatives, affiliates, executors, attorneys, administrators, accountants, and all other related individuals and entities (the "Dermisonics Parties"), if any, shall and do hereby forever relieve, release, and discharge SCOTT and his successors, heirs, representatives, affiliates (including but not limited to Ronald L. Pellegrini), executors, attorneys, administrators, accountants, employees, from any and all Claims; provided, however, neither this Section 6.1 nor any other term of this Agreement shall release SCOTT from any Disputes for breach of this Agreement. This Release includes, but is not limited to, all Claims arising directly or indirectly from SCOTT's involvement with DERMISONICS.

         6.2 RELEASE OF DERMISONICS AND CERTAIN GUARANTORS BY SCOTT. In consideration of the terms and provisions of this Agreement, SCOTT and his successors, heirs, representatives, affiliates (including but not limited to Ronald L. Pellegrini), executors, attorneys, administrators, accountants, employees, does hereby forever relieve, release, and discharge each of the Dermisonics Parties from any and all Claims other than DERMISONICS obligation to pay the Consulting Fee as set forth in Section 4 above, which release and discharge shall include the release and discharge of any and


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all personal guarantees of the Note made by those certain guarantors referred to in  the  Note.

          6.3 SECTION 1542 OF THE CALIFORNIA CIVIL CODE. The parties hereto expressly waive any and all rights under California Civil Code Section 1542, or any other federal, state, or local statutory rights or rules or principles of common law or equity similar to Section 1542 similar provision. Thus, no party may invoke the benefits of Section 1542 or any similar provision in order to prosecute or assert in any manner any Claims released under this Agreement.
Section  1542  provides  as  follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          6.4 DISCOVERY OF ADDITIONAL FACTS. The parties expressly and knowingly acknowledge that, after the execution of this Agreement, they may discover facts different from or in addition to those that each party now knows or believes to be true with respect to the Claims released in this Agreement. Nonetheless, each party agrees that this Agreement shall be and remain in full force and effect in all respects, notwithstanding such different or additional facts. It is the intention hereby fully, finally and forever to settle and release the Claims released herein. In furtherance of such intention, the releases given in this Agreement shall be and remain in effect as full and complete releases of such Claims, notwithstanding the discovery by any of the parties of the existence of any additional or different Claims or of facts relating to the Claims. Similarly, in entering into this Agreement, each party assumes the risk of misrepresentations, concealment, or mistakes, and if any party should subsequently discover that any fact such party relied upon in entering into this Agreement was untrue, that any fact was concealed from such party, or that such party's understanding of the facts or law was incorrect, such party shall not be entitled to set aside the mutual releases provided for herein or be entitled to recover any damages on that account. The mutual releases set forth in this Agreement are intended, pursuant to the advice of independently selected legal counsel, to be final and binding between and among the parties thereto regardless of any allegations of misrepresentations, or promises made without the intention of performance, or concealment of facts, or mistake of fact or law or of any other circumstances whatsoever.

         6.5 COVENANT NOT TO SUE. Except as required to enforce the terms of this Agreement or to the extent required by law, DERMISONICS, on the one hand, and SCOTT, on the other hand, each agree not to bring, or to induce or assist any person or entity to bring, any Claim, action, or proceeding released or dismissed under this Agreement. The parties each agree that this Agreement is a bar to bringing, inducing or assisting, except to the extent required by law, any such Claim, action, or proceeding,


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and  that each shall indemnify and hold the other harmless, from and against any
Claims arising out of or connected with a breach of this Section 6.5 of this Agreement.

         6.6 NON-ASSIGNMENT OF CLAIMS. DERMISONICS, on the one hand, and SCOTT, on the other hand, represent and warrant that he or it has not assigned or transferred any portion of the Claims released under this Agreement to any other person or entity, and that no other person or entity has any lien or interest in any such Claims. DERMISONICS, on the one hand, and SCOTT, on the other hand, shall indemnify each other and defend and hold each other harmless, from and against any and all Claims arising out of or connected with a breach of this Section 6.6 of this Agreement or any Claim arising out of or connected with any such prior assignment or transfer (or any such purported assignment or transfer).

         6.7 NON-DISPARAGEMENT COVENANT; CONFIDENTIALITY OF AGREEMENT. The parties hereto each agree that he or it, as the case may be, will not in any manner publish or make any written or oral statement concerning any of the other parties to this Agreement, and their officers, directors, employees, and stockholders that is derogatory, denigrating, or creates any negative inference concerning another party and any personal, business, or other dealings he or it, as the case may be, may have had with another party. The parties agree that a breach of the terms of this Section 6.7 will constitute a material breach of the terms of this Agreement excusing further performance by the damaged party and, because of the difficulty in establishing the damages that may result therefrom, will justify the imposition of liquidated damages of $50,000 per occurrence. The parties agree that the terms of this Agreement are confidential and the parties covenant that they will not disclose the terms of this Agreement or show this Agreement to anyone other than their respective attorneys, accountants, auditors, spouses, and/or governmental agencies if compelled by any such agency to disclose the terms of this Agreement. Notwithstanding the foregoing, nothing herein shall inhibit a party from complying with a legal order to disclose information about another party.

     7.  MISCELLANEOUS  TERMS.

         7.1  WAIVERS.     No  modification,  amendment or waiver of any of the
provisions contained in the Agreement, or any future representations, promise, or condition in connection with the subject matter of the Agreement, shall be binding upon any party to the Agreement unless made in writing and signed by such party or by a duly authorized officer or agent of such party. No alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, or delay or omission in exercise of rights or other indulgence.

         7.2 AMENDMENTS; SUPPLEMENTS. This Agreement may be amended or supplemented at any time by the mutual written consent of the respective parties.


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         7.3  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any party which is not embodied in this Agreement, and no party shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

         7.4 BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under the Agreement.

         7.5 ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by DERMISONICS or SCOTT without the prior written consent of the other.

         7.6 NOTICES. Any notice or the delivery of any item to be delivered by a party hereto shall be delivered personally or by commercial express mail service (e.g. FedEx, UPS, DHL), postage prepaid, next-day delivery. Any personal delivery made shall be deemed to have been made upon the execution of a receipt for the item to be delivered by the party to whom delivery is made. Delivery by commercial express mail service shall be deemed to have been made when delivered by such service to the party to whom addressed. All such deliveries shall be made to the following addresses, or such other addresses as the parties may have instructed the others in accordance with the provisions of this Section:

          (a)     If  to  SCOTT:             Gary  M.  Scott
                                             Schumannstrasse  1
                                             81679  Munich,  Germany

          (b)     If  to  DERMISONICS:       Dermisonics,  Inc.
                                             c/o  Bruce  H.  Haglund
                                             2  Park  Plaza,  Suite  450
                                             Irvine,  California  92614   USA

Any party may change his or its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         7.7 SEVERABILITY. The validity, legality or enforceability of the remainder of the provisions in any of this Agreement will not be affected even if one or


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more  of the provisions of this Agreement will be held to be invalid, illegal or unenforceable  in  any  respect.

         7.8 GOVERNING LAW; JURISDICTION. This Agreement have been negotiated and entered into in the State of California, and all questions with respect to this Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of laws provisions of California or any other jurisdiction.

         7.9 ATTORNEYS' FEES. If any proceeding or litigation is commenced (including any proceedings in a bankruptcy court) between the parties hereto or their Representatives concerning any provision of this Agreement, or the rights and duties of any person or entity thereunder, solely as between the parties hereto or their successors, the party or parties prevailing in such proceeding will be entitled to the reasonable attorneys' fees and expenses of counsel and court costs or arbitration incurred by reason of such litigation or proceeding.

      (The remainder of this page is intentionally blank.  The signature page follows.)

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first  above  written.


---------------------------------------
GARY  M.  SCOTT


DERMISONICS,  INC.


By:
     ----------------------------------
     Bruce  H.  Haglund,  Chairman


AGREED  AND  ACCEPTED  AS  TO  SECTION  6:


----------------------------------------
RONALD  L.  PELLEGRINI


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